Exhibit 10.3
BILL OF SALE

STATE OF NORTH CAROLINA	§
§
COUNTY OF MECKLENBURG	§
THAT, NNN VF FOUR RESOURCE SQUARE, LLC, a Delaware limited liability company (“Seller”), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to Seller in hand paid by FOUR RESOURCE SQUARE, LLC, a Delaware limited liability company (“Buyer”), the receipt of which is hereby acknowledged, has Sold, Delivered and Assigned, and by these presents does Sell, Deliver and Assign, unto Buyer the following described property, to-wit:
All equipment, fixtures, appliances, machinery, inventory and other tangible personal property of whatever kind or character owned by Seller and attached to, used on or located or installed on those certain improved tract(s) of land situated in Mecklenburg County, North Carolina, and the improvements situated thereon, said tract(s) of land being described on Exhibit A, attached hereto and made a part hereof for all purposes, which are used in connection with the ownership, maintenance or operation of said land or improvements, including, but not limited to, all equipment and supplies, heating, lighting, refrigeration, plumbing, ventilating, incinerating, communication, computers and computer equipment, electrical, appliances, maintenance equipment, keys, locks, window screens, storm windows, sprinklers, hoses, tools and lawn equipment (all of the above-described personal property being hereinafter referred to as, the “Property”).
Seller has executed this Bill of Sale and BARGAINED, SOLD, DELIVERED and ASSIGNED the Property and Buyer has accepted this Bill of Sale and purchased the Property AS IS AND WHEREVER LOCATED, WITHOUT ANY REPRESENTATIONS OR WARRANTIES OTHER THAN AS EXPRESSLY SET FORTH IN THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND BETWEEN SELLER AND BUYER DATED JANUARY 10, 2011 FOR THE SALE OF THE PROPERTY, AND EXCEPT THAT THE FOREGOING SHALL NOT BE CONSTRUED TO NEGATE THE WARRANTY OF TITLE HEREINAFTER SET FORTH.
Seller does hereby covenant with Buyer that at the time of delivery of this Bill of Sale, the Property is free from all encumbrances made by Seller (other than those listed in the general warranty deed from Seller to Buyer of even date herewith) and Seller does hereby bind itself, its successors and assigns, to forever Warrant and Defend title to the Property unto Buyer, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Seller, but not otherwise.
[SIGNATURE CONTAINED ON THE FOLLOWING PAGE]

EXECUTED this 18th day of January, 2011.

SELLER:

NNN VF FOUR RESOURCE SQUARE, LLC, a Delaware limited liability company

By:	NNN 2003 Value Fund, LLC, a Delaware limited liability company, its Sole Member

	By:	Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, its Manager

		By:	/s/ Steven Shipp Name: Steven Shipp
Title: Executive Vice President